                                                                    EXHIBIT 10.4

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:


Coast Business Credit(R)
12121 Wilshire Boulevard, Suite 1111
Los Angeles, California   90025


-------------------------------------------------------------------------------
                [Space above this line for Recorder's use only]

                   INTERCREDITOR AND SUBORDINATION AGREEMENT


NOTICE: THIS INTERCREDITOR AND SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY
------
INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.


          This Intercreditor and Subordination Agreement (this "Agreement"), dated as of June 13, 1997, is entered into by and between Sirrom Capital Corporation ("Sirrom") and Coast Business Credit(R), a division of Southern Pacific Thrift & Loan Association ("Coast"), to determine the parties' respective rights, remedies and interests with respect to Cardiac Control Systems, Inc., a Delaware corporation ("Borrower"). This Agreement is made with respect to the following facts:

               A. Borrower is the owner of certain improved real property located at Three Commerce Boulevard, Palm Coast, Flagler County, Florida, and more particularly described in Exhibit A attached hereto
                                                      ---------
          (the "Property").

               B. Sirrom is a creditor of Borrower, as evidenced by that certain Secured Promissory Note dated March 31, 1995, in the original principal amount of $1,500,000 (the "Subordinated Instrument"), and such indebtedness is secured by the lien of that certain Mortgage, Assignment of Rents and Leases and Security Agreement dated as of March 31, 1995, executed by Borrower, as mortgagor, for the benefit of Sirrom, as beneficiary, recorded on April 18, 1995, as Instrument No. 95004828 of the Official Records of Flagler County, Florida, which constitutes a first priority lien on the Property (the "Sirrom
                                                                  ------
          Mortgage") and a security interest in some or all of the personal
          --------
          property of Borrower.

               C. Coast is proposing to extend various secured financial accommodations to Borrower for the purpose of, among others, providing working capital; and Coast proposes to secure such financial accommodations with a perfected lien on substantially all of Borrower's tangible and intangible assets, including, without limitation, a perfected lien on the Property (the "Coast Mortgage").

          However, Coast is unwilling to provide such financial accommodations unless Sirrom subordinates its claims in the manner set forth below. Sirrom hereby acknowledges and affirms that Coast's financial accommodations to Borrower constitute valuable consideration to Sirrom.

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, and to induce Coast to extend such financial accommodations to Borrower as it may determine, and to better secure Coast with respect to the foregoing, the parties hereby agree as follows:

          1.  Subordination and Standby.
              -------------------------

              a.  Indebtedness.  Except as set forth in Sections 2 and 3 of this
                  ------------
Agreement, unless and until all Senior Indebtedness (as herein defined) has been fully paid and satisfied in cash, Sirrom shall not accept or receive, by setoff or in any other manner, from Borrower the whole or any part of any sums which may now or hereafter be owing to Sirrom by Borrower, or any of its predecessors, successors or assigns, including, without limitation, a receiver, trustee or debtor in possession (the term "Borrower" shall hereinafter include any such predecessors, successors or assigns) under or in connection with the Subordinated Indebtedness (as herein defined);

              b. Liens and Security Interests. Except as set forth in Section 2
                 ----------------------------
of this Agreement, any and all of Sirrom's liens and security interests against any assets of Borrower and any other assets securing the Subordinated Indebtedness, whether now existing or hereafter granted or arising, shall in each case be subordinate to the rights, liens and interests held by Coast with respect to the Senior Indebtedness. Accordingly, except as set forth in Section 2 of this Agreement, unless and until all of the Senior Indebtedness has been fully paid and satisfied in cash:

                 (1) During the continuance of a Payment Blockage (as defined below), Sirrom shall not commence, prosecute or participate in any other action, whether private, judicial, equitable, administrative or otherwise, including, without limitation, any bankruptcy case against Borrower or any of its assets, provided that, as more fully set forth in Section 8 hereof, Sirrom may file a proof of claim in a bankruptcy or insolvency proceeding involving Borrower, which proof of claim shall indicate Sirrom's subordination hereunder;

                 (2) During the continuance of a Payment Blockage, Sirrom shall have no right either to possess any such assets, enforce any security interests in, foreclose, levy or execute upon, or collect or attach any such assets, whether by private or judicial action or otherwise; and

                 (3) the right, title, interest and claims of Sirrom in and to the proceeds of any policy of insurance covering or relating to any assets of Borrower (including, without limitation, the Property) or any awards or other compensation paid in connection with any permanent or temporary taking in eminent domain of all or any part of or interest in the Property, are irrevocably subject and subordinate to the right, title, interest and claims of Coast in and to such proceeds and awards. Subject to the terms of Sections 2 and 3 hereof, Sirrom shall promptly remit to Coast all such proceeds and awards that may be received by Sirrom so long as any part of the Senior Indebtedness remains outstanding.

              c.  "Senior Indebtedness". The term "Senior Indebtedness" shall
                   -------------------
mean, collectively all indebtedness and other obligations of Borrower now or hereafter existing under that certain Loan and Security Agreement of even date herewith between Borrower and Coast and the Schedule thereto (the "Loan and Security Agreement"), any promissory notes and all other documents, instruments and agreements executed by Borrower with or in favor of Coast in connection therewith, as they may be amended, supplemented, extended, renewed, modified or restated from time to time, up to a maximum principal amount of $3,500,000 plus interest, fees, expenses, indemnities or otherwise (in each case whether incurred or accruing after the initiation of any bankruptcy case, whether or not allowed).

              d.  "Subordinated Indebtedness". The term "Subordinated
                   -------------------------
Indebtedness" shall mean, collectively, all indebtedness and other obligations of Borrower to Sirrom under the Subordinated Instrument and any other document, instrument or agreement, whether the sums represent principal, interest, dividends, costs, attorneys' fees, charges, or other obligations due or not due, whether incurred directly or indirectly and whether absolute or contingent.

          2.  Limited Subordination of Lien on Property. Notwithstanding
              -----------------------------------------
anything to the contrary herein, the lien of the Coast Mortgage on the Property shall be senior to the lien of the Sirrom Mortgage on the Property only to the extent of $500,000, plus Coast's costs and expenses of collection and enforcement (including reasonable attorneys' fees) of the Coast Mortgage.

          3.  Permitted Payments.  Subject to the conditions set forth herein,
              ------------------
Borrower may pay to Sirrom, and Sirrom may accept or receive and shall not be required to hold in trust, regularly scheduled payments of principal and interest on the Subordinated Instrument ("Permitted Payments"); provided, that
                                                                --------
no payment on any of the Subordinated Indebtedness may be made during any Payment Blockage instituted pursuant to Section 4 of this Agreement. Sirrom agrees that prepayments of the Subordinated Indebtedness or payments resulting from either the breach of any covenant or warranty contained in the Subordinated Instrument or the acceleration of any amounts due thereunder shall not be Permitted Payments for the purpose of this Agreement.

          4.  Payment Blockages.
              -----------------

              a.  Payment Blockage Notices.  Upon the occurrence and at any time
                  ------------------------
during the continuation of any Default (as herein defined) under the Loan and Security Agreement, Coast may deliver written notice thereof to Sirrom in the manner set forth herein (each a "Payment Blockage Notice"), specifying the Default or Defaults upon which Coast has elected to prohibit payments from Borrower to Sirrom ("Payment Blockage"). A Payment Blockage shall be in effect for the purposes hereof for a period of 120 days from the date of delivery or deemed delivery of any Payment Blockage Notice unless, prior to the expiration of such 120 day period, the Defaults are cured, if curable, or waived in writing or the benefits of such Payment Blockage are waived in writing by Coast.

              b.  "Defaults". For the purposes of this Agreement, "Default"
                   --------
shall mean any Event of Default under and as defined in the Loan and Security Agreement, any default under the Coast Mortgage, any promissory note or any other document, instrument or agreement evidencing all or any part of the Senior Indebtedness, or any other failure to pay any portion of the principal of, premium, if any, or interest on any Senior Indebtedness as and when due and payable (as a result of maturity, acceleration or otherwise).

          5.  Modifications of Indebtedness.
              -----------------------------

              a.  Senior Indebtedness. Coast shall have the right, without
                  -------------------
notice to Sirrom, to amend, supplement or modify the Senior Indebtedness, in any manner whatsoever, including, without limitation, any extensions or shortening of time of payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise), any revision of any amortization schedule with respect thereto, and Sirrom consents and agrees to any such amendment, supplement or modification.

              b.  Subordinated Indebtedness.  Sirrom understands and agrees that
                  -------------------------
neither the Subordinated Instrument nor any other document, instrument or agreement evidencing all or any part of the Subordinated Indebtedness may be modified or amended without Coast's prior written consent.

          6.  Subordinated Indebtedness Owed Only to Sirrom.  Sirrom warrants
              ---------------------------------------------
and represents that it is the holder of the Subordinated Indebtedness and has the authority to enter into this Agreement without the consent of any third party including any financial institution, government agency, Sirrom Investments, Inc. or otherwise.

          Sirrom covenants and agrees that the entire Subordinated Indebtedness shall continue to be owing only to it.

          Sirrom further warrants and represents that the only indebtedness owing by Borrower to it is the Subordinated Indebtedness; that to the best of its knowledge as of the date hereof, there is no default or breach with respect to any of such indebtedness; and, specifically, that nothing herein contained constitutes a default or breach with respect to any of such indebtedness.

          7.  Payments Received by Sirrom.  Except as provided in Section 2 or 3
              ---------------------------
hereof, if any payment, distribution or any collateral proceeds thereof is received by Sirrom from Borrower, or from any enforcement of Sirrom's security interest or liens, with respect to the Subordinated Indebtedness prior to the satisfaction in full of all the Senior Indebtedness in cash, Sirrom shall receive and hold the same in trust as trustee for the benefit of Coast and shall forthwith deliver such assets to Coast in precisely the form received (except for the endorsement or assignment by Sirrom where necessary), for application on any of the Senior Indebtedness, due or not due. In the event of the failure of Sirrom to make any such endorsement or assignment to Coast, Coast and any of its officers or agents are hereby irrevocably authorized to make such endorsement or assignment.

          8.  Claims in Bankruptcy.  In the event of any bankruptcy, assignment
              --------------------
for the benefit of creditors or similar proceedings against Borrower, Sirrom shall file all claims it may have against Borrower, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to Coast all amounts due to Sirrom on account of the Subordinated Indebtedness until the Senior Indebtedness has been paid in full in cash. If Sirrom fails to file such claims as requested by Coast, Coast may file such claims on Sirrom's own behalf.

          9.  Postpetition Financing; Liens.  In the event of any bankruptcy
              -----------------------------
case against Borrower or any of the assets of Borrower, Sirrom hereby expressly consents to the granting by Borrower to Coast of senior liens and priorities in connection with any post-petition financing of Borrower by Coast; provided that
                                                                  ---------
any senior lien with respect to the Property shall be limited as herein provided and the aggregate obligations of Borrower pre petition and post petition to Coast shall not exceed the Senior Indebtedness.

          10.  Sale of Assets.  In the event of a sale of some or all of the
               --------------
assets of Borrower, Sirrom agrees to release its security interest in such assets (other than the Property), or any of them, upon the request of Coast; provided that such assets are sold in a commercially reasonable manner with the
--------
net proceeds being applied to the Senior Indebtedness, whether or not Sirrom will receive any proceeds from such sale.

          11.  Instrument Legends.  The faces of the Subordinated Instrument and
               ------------------
any other instrument evidencing the Subordinated Indebtedness or any portion thereof will be forthwith inscribed with a legend conspicuously indicating that payment thereon is subordinated to the claims of Coast pursuant to the terms of this Agreement, and copies thereof will forthwith be delivered to Coast. Any instrument evidencing any of the Subordinated Indebtedness or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with the aforesaid legend, and copies thereof will be delivered to Coast on the date of its execution or within 20 business days thereafter.

          12.  Additional Remedies.  If Sirrom violates any of the terms of this
               -------------------
Agreement, in addition to any remedies in law, equity or otherwise, Coast may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by Sirrom.

          13.  Sirrom's Waivers.  All of the Senior Indebtedness shall be deemed
               ----------------
to have been made or incurred in reliance upon this Agreement. Sirrom expressly waives all notice of the acceptance by Coast of the subordination and other provisions of this Agreement and agrees that Coast has made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or any liens or security interests held in connection therewith.

          Sirrom agrees that Coast shall be entitled to manage and supervise its loans in accordance with applicable law and its usual practices, modified from time to time as it deems appropriate under the circumstances, without regard to the existence of any rights that Sirrom may now or hereafter have in or to any assets. Coast shall have no liability to Sirrom as a result of any and all lawful actions which Coast takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of its liens or security interest, actions with respect to the occurrence of a Default, actions with respect to the foreclosure upon, sale, release or failure to realize upon, any of its collateral, and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor or any other party), regardless of whether any such actions or omissions may affect Coast's rights to deficiency or Sirrom's rights of subrogation or reimbursement.

          Coast may, from time to time, enter into agreements and settlements with Borrower as it may determine, including, without limitation, any substitution of collateral, any release of any lien or security interest and any release of Borrower. Sirrom waives any and all rights it may have to require Coast to marshal assets.

          14.  Waivers.  No waiver shall be deemed to be made by Coast or Sirrom
               -------
of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

          15.  Information Concerning Financial Condition.  Sirrom hereby
               ------------------------------------------
assumes responsibility for keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness, and agrees that Coast shall have no duty to advise it of information known to Coast regarding such condition or any such circumstances. In the event Coast, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to Sirrom, Coast shall be under no obligation (i) to provide any such information to Sirrom on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its commercial finance practices, Coast wishes to maintain confidential.

          16.  Third Party Beneficiaries.  This Agreement is solely for the
               -------------------------
benefit of Coast, Sirrom and their respective successors and assigns, and neither Borrower nor any other persons or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. Coast and Sirrom shall have the right to modify or terminate this Agreement at any time without notice to or approval of Borrower or any other person or persons.

          Notwithstanding any of the foregoing, if any third party satisfies the Senior Indebtedness owing to Coast, Coast may assign its rights and remedies hereunder to such third party, and such third party shall assume Coast's position for all purposes of this Agreement. If a determination is made in favor of any third party, including, without limitation, a trustee in bankruptcy, that Coast's liens or security interests are invalid, avoidable or unperfected, the subordination set forth in Section 1 hereinabove shall be deemed null and void, but only to the extent of such invalidity, avoidability and imperfection.

          17.  Notices.  For the purposes of this Agreement, written notices
               -------
shall be sent by U.S. first class mail, postage prepaid; or by U.S. certified mail, return receipt requested, postage prepaid; or by personal delivery; or by facsimile confirmed by the recipient; and addressed to the notified party at its address set forth below its signature line, or such other address specified by the party with like notice. Notices shall be deemed received three (3) business days after deposit in the U.S. mail, if sent by first class mail; upon the date set forth in the return receipt, if by certified mail; on the day of confirmation of delivery by the recipient, if by facsimile; or on the day of transmittal by personal delivery.

          18.  Costs and Attorneys' Fees.  If there is any claim or controversy
               -------------------------
litigated in any lawsuit between any of the parties hereto in connection with this Agreement, the prevailing parties in the lawsuit shall be entitled to recover from the other parties their reasonable costs and attorneys' fees.

          19.  Consent to Jurisdiction; Additional Waivers.  Sirrom and Coast
               -------------------------------------------
each consents to the jurisdiction of any state or federal court located within Los Angeles County, California. Sirrom waives personal service of any and all process upon it, and consents that all service of process be made in the manner set forth in Section 17 of this Agreement. Sirrom and Coast each waives, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action
----- --- ----------
instituted within Los Angeles County, California. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

          20.  Governing Law.  This Agreement has been delivered and accepted at
               -------------
and shall be deemed to have been made in the State of California, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of California.

          21.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties' respective successors and assigns, subject to the provisions hereof.

          22.  Integrated Agreement.  This Agreement sets forth the entire
               --------------------
understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

          23.  Authority.  Each of the signatories hereto certifies that such
               ---------
party has all necessary authority to execute this Agreement.

          24.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.


                              "Sirrom"

                              SIRROM CAPITAL CORPORATION


                              By:
                                 ------------------------------
                              Title:

                              Address for notices:
                              -------------------
                              511 Union Street, Suite 2310
                              Nashville, Tennessee  37219
                              Fax: (615) 726-1208


                              "Coast"

                              COAST BUSINESS CREDIT


                              By: /s/ Robert D. Peters
                                 -------------------------------
                              Title: Vice President

                              Address for notices:
                              -------------------
                              12121 Wilshire Boulevard
                              Suite 1111
                              Los Angeles, California  90025
                              Attn.: Manager
                              Fax: (310) 979-5827

          24.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.


                              "Sirrom"

                              SIRROM CAPITAL CORPORATION


                              By: /s/ John C. Harrison
                                 ------------------------------
                              Title:  VP


                              Address for notices:
                              -------------------
                              500 Church Street, Suite 200
                              Nashville, Tennessee 37219
                              Fax: (615) 726-1208


                              "Coast"

                              COAST BUSINESS CREDIT

                              By:
                                 ------------------------------
                              Title:

                              Address for notices:
                              -------------------
                              12121 Wilshire Boulevard
                              Suite 1111
                              Los Angeles, California 90025
                              Attn.: Manager
                              Fax: (310) 979-5827


All of the foregoing is consented and agreed to as of the date set forth above:

"Borrower"

CARDIAC CONTROL SYSTEMS, INC.

By: /s/ Alan J. Rabin
   -------------------------
Title: President and CEO

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------

State of California

County of  Los Angeles
         ---------------------

On   June 11, 1997      before me, Stephanie T. Prause        personally
  ----------------------          ----------------------------
        Date                      Name, Title of Officer - i.e.
                                  "Jane Doe, Notary Public"

appeared         Robert D. Peters
        -----------------------------------------------------------------------
                               Name(s) of Signer(s)

[_] personally known to me OR [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.       [SEAL OF NOTARY PUBLIC APPEARS HERE]

Signature

/s/ Stephanie T. Prause
---------------------------

--------------------------------------------------------------------------------
(ATTENTION NOTARY: Although the information requested below is OPTIONAL, it could prevent fraudulent attachment of this certificate to another document.)

CAPACITY CLAIMED        [_]  INDIVIDUAL
BY SIGNER:
                        [_]  CORPORATE OFFICER:
                                               -------------------------------
                                                          Title(s)
                        [_]  PARTNERS:   [_] Limited
                                         [_] General

                        [_]  ATTORNEY-IN-FACT

                        [_]  TRUSTEE(S)

                        [_]  GUARDIAN/CONSERVATOR

                        [_]  OTHER:
                                   --------------------------------------------


SIGNER IS REPRESENTING:
                       --------------------------------------------------------
                                         Name of Person(s), Entity(ies)

--------------------------------------------------------------------------------
      THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
--------------------------------------------------------------------------------

Title of the Document:       Intercredit & Subordination Agreement
                      ---------------------------------------------------------

Date of Document: 6/11/97     Signer(s) Other Than Name Above:
                 ------------                                 -----------------

Number of Pages:  8 plus 1 all purpose acknowledgment
                ---------------------------------------       -----------------

--------------------------------------------------------------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT
--------------------------------------------------------------------------------

STATE OF TENNESSEE   )
                     )  ss.
COUNTY OF DAVIDSON   )

On  June 11   , 1997, before me,                 Sheryl Berdux
  ------------     -            -----------------------------------------------
                                           (Name and Title of Officer)

personally appeared    John Harrison
                   ------------------------------------------------------------

     [X]   personally known to me
           -or-
     [_]   proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

  WITNESS my hand and official seal.

  /s/ Sheryl Berdux                     My Commission expires SEPT. 23, 2000
  -------------------------------------
         Signature of Notary

--------------------------------------------------------------------------------

                                   OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

  CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[_] Individual
[_] Corporate Officer

    ------------------------------------- -------------------------------------
                                                Title or Type of Document

[_] Partner(s)        [_] Limited
[_] General                               -------------------------------------
[_] Attorney-In-Fact                                   Number of Pages
[_] Trustee(s)
[_] Guardian/Conservator
[_] Other:
          ------------------------------- -------------------------------------
                                                      Date of Document

Signer is representing:

Name of Person(s) or Entity(ies)

----------------------------------------- -------------------------------------
                                            Signer(s) Other Than Named Above

-----------------------------------------

--------------------------------------------------------------------------------